Exhibit 10.22
[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
AMENDMENT NO. 1
TO
AMENDED SUPPLY AGREEMENT
     This FIRST AMENDMENT TO THE AMENDED SUPPLY AGREEMENT (“Amendment No. 1”) is entered into as of December 1st, 2008 (the “Effective Date”), between Endwave Corporation (“Endwave”) and Northrop Grumman Space & Mission Systems Corp., by and through Northrop Grumman Space Technology Sector (“NGST”).
     WHEREAS, Endwave and NGST (the “Parties”) executed a Amended Supply Agreement with an effective date of May 12th, 2008 (the “Agreement”);
     NOW THEREFOR, the Parties agree to amend the Agreement as follows:
     EXHIBIT A: Products and Pricing:
     1) The price per part number [*] has been reduced from [*] to [*].
     2) The following items have been added to Exhibit A: (all other items remain)
[*]**
Attachment No. 1 to this Agreement represents the changes herein and provides current products and pricing
The above changes constitute Amendment No. 1 to the Amended Supply Agreement and are correctly presented in Attachment No. 1 to this Agreement. Except as expressly provided herein above, all other terms and conditions of the Agreement shall apply herein and shall remain in full force and effect as previously agreed to between the Parties.
     IN WITNESS WHEREOF, duly authorized representatives of the undersigned parties have executed this Amendment No. 1 as of the Effective Date.

ENDWAVE CORPORATION		NORTHROP GRUMMAN SPACE & MISSION
SYSTEMS CORP.

By:	/s/ [*]	By:	/s/ [*]

	[*]		[*]

130 Baytech Dr		One Space Park Drive
San Jose, CA 95134		Redondo Beach, CA 90278
(408) 522-3177		(310) 813-9328

Attachment No. 1 to Amended Supply Agreement
EXHIBIT A
PRODUCTS AND PRICING
[*]
APPROVED:

ENDWAVE CORPORATION		NORTHROP GRUMMAN SPACE & MISSION
SYSTEMS CORP.

/s/ [*]	12/22/08	/s/ [*]	12/19/08

	Date		Date

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.